Filed under Rules 497(e) and 497(k)
Registration No. 33-52742

SunAmerica Series Trust

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index Portfolio

(the “Portfolios” and each, a “Portfolio”)

Supplement dated September 25, 2025

to each Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2025, as supplemented and amended to date

Effective immediately, Karen Uyehara, a portfolio manager of the Portfolios with BlackRock Investment Management, LLC, is removed from each Portfolio’s Summary Prospectus and Prospectus. Additionally, effective immediately, in the section of each Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Fixed Income Index Portfolio – Investment Adviser,” and “Portfolio Summary: SA Fixed Income Intermediate Index Portfolio – Investment Adviser,” as applicable, in the table under the heading “Portfolio Managers” the following information is added:

Name and Title	Portfolio Manager of the Portfolio Since
Jonathan Graves, CFA Managing Director	August 2025
Marcus Tom Director	August 2025

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the 12th and 13th paragraphs under “BlackRock Investment Management, LLC (“BlackRock”)” are deleted in their entirety and replaced with the following:

The SA Fixed Income Index Portfolio and the SA Fixed Income Intermediate Index Portfolio are managed by Jonathan Graves, Marcus Tom and James Mauro.

Jonathan Graves, CFA, Managing Director, is Head of Credit within BlackRock’s Index Fixed Income (“IFI”) Portfolio Management team in the Americas. Mr. Graves’ team is responsible for managing US based iShares and indexed corporate credit portfolios. Previously, Mr. Graves was a senior portfolio manager in the US Fixed Income Group responsible for implementing credit trading across investment grade, high yield and credit long/short strategies. Prior to joining Barclay’s Global Investors (“BGI”), which merged with BlackRock in 2009, he managed active investment grade corporate bond portfolios at Banc of America Capital Management. Mr. Graves earned a BS degree in finance from the California State University, Northridge in 1987 and an MBA in finance from the University of California, Los Angeles in 1997.

Marcus Tom, Director, is head of BlackRock’s IFI Portfolio Management team in Atlanta. Mr. Tom’s service with the firm dates back to 2000, including his years with BGI. At BGI, he was an institutional index portfolio manager/trader. Currently, he leads the Securitized, US Rates, and Optimized Outcome Solutions teams across IFI’s suite of portfolios. His sector specialties include Agency MBS, US Treasuries, TIPS, Agencies, and Listed and OTC Derivatives. Mr. Tom earned a BA degree in Managerial Economics from the University of California, Davis, in 1999.

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Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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